                                                                    EXHIBIT 10.1

                        AMENDMENT TO TERMS OF EMPLOYMENT
                                       OF
                                 HARLAN I. PRESS
                                      WITH
                              CONCORD CAMERA CORP.


         AMENDMENT, dated as of November 20, 2002, to Terms of Employment dated as of January 1, 2000 (the "Agreement") by and between CONCORD CAMERA CORP. (the "Company") and HARLAN I. PRESS (the "executive").

         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the Agreement is hereby amended as follows:

         1. Section 3 of the Agreement is hereby deleted and replaced in its entirety with the following:

         "3)  TERM

              The term hereof shall commence effective as of January 1, 2000 (the "Effective Date") and shall end on February 28, 2003, inclusive (the "Term"). Thereafter, the Term may be renewed or extended by mutual agreement of both parties in writing. The employment may be terminated by the Company in accordance with
              Section 12 below at any time during the Term."

         2. The first paragraph of Section 5 of the Agreement is hereby deleted and replaced in its entirety with the following:

              "Salary: $160,000 per annum, increasing to $180,000 effective as of January 1, 2001, and reducing to $160,000 effective as of July 1, 2001. The aforesaid salary amount is payable in accordance with the Company's normal payroll policies for executives and is to be reviewed on an annual basis."

         3. The second paragraph of Section 12 of the Agreement is hereby deleted and replaced in its entirety with the following:

         o "Concord may terminate the employee's employment at any time for any reason or without reason by giving the employee 30 days' written notice. The employee may terminate his employment after January 1, 2003 for any reason or without reason by giving Concord 30 days' written notice. In the event Concord elects to terminate pursuant to this provision, it may at its option request employee to remain in its employment during the 30 day period following delivery of notice of termination, provided that the Company shall continue to provide the employee with his normal and customary compensation and benefits as prescribed in Sections 5, 8 and 11. Alternatively, Concord may require the employee to cease working at any time during the 30-day notice period. If: (i) Concord terminates the employee's employment without cause (as defined above in this Section) whether during the Term or at any time after the expiration of the Term; or (ii) the employee terminates his employment with Concord after January 1, 2003 (but not before), then the employee will be paid for a total of one (1) year (post-employment compensation), excluding any portion of the 30-day notice period for which the employee remained in the Company's employment, at the then effective compensation provided for in Section 5. The portions of such post-employment compensation that are related to the employee's salary and auto allowance will be paid in installments (net of required withholding) in accordance with the Company's normal payroll schedule for executives. The Company's obligation to pay any such post-employment compensation is conditioned upon the employee's prior and continued compliance with the provisions of this Agreement including, but not limited to,
            Section 13 and Exhibit A."

         4. The last sentence of the first paragraph of Section 13 of the Agreement is hereby deleted and replaced in its entirety with the following:

            "The employee acknowledges that, if the Company terminates the employee's employment with cause (as defined in Section 12) or if the employee terminates his employment with the Company before January 2, 2003 (in breach of this Agreement), then the employee will not be entitled to receive the post-employment compensation described in Section 12 but the non-compete covenants will nevertheless remain in full force and effect."

         5. Unless otherwise provided herein, all capitalized terms shall have the meaning assigned to such terms in the Agreement.

         6. Except as hereby amended, the Agreement shall continue in full force and effect.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

EXECUTIVE:                              CONCORD CAMERA CORP.



/s/  Harlan I. Press                    By:   /s/ Ira B. Lampert
-------------------------------              -----------------------------------
Harlan I. Press                               Ira B. Lampert
                                              Chairman, Chief Executive Officer
                                              and President

Date: 12/03/02                          Date:          12/11/02
     ----------------------                  -----------------------------------

                     AMENDMENT NO. 2 TO TERMS OF EMPLOYMENT
                                       OF
                                 HARLAN I. PRESS
                                      WITH
                              CONCORD CAMERA CORP.


         AMENDMENT NO. 2, dated as of February 26, 2003, to Terms of Employment dated as of January 1, 2000, as heretofore amended (the "Agreement") by and between CONCORD CAMERA CORP. (the "Company") and HARLAN I. PRESS (the "executive").

         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the Agreement is hereby amended as follows:

         1. Section 3 of the Agreement is hereby deleted and replaced in its entirety with the following:

         "3) TERM

             The term hereof shall commence effective as of January 1, 2000 (the "Effective Date") and shall end on March 31, 2003, inclusive (the "Term"). Thereafter, the Term may be renewed or extended by mutual agreement of both parties in writing. The employment may be terminated by the Company in accordance with
             Section 12 below at any time during the Term."

         2. The previous Exhibit B (dated August 10, 2000) to the Agreement is hereby deleted and replaced in its entirety with the Exhibit B, dated January 12, 2003, attached hereto.

         3. Unless otherwise provided herein, all capitalized terms shall have the meaning assigned to such terms in the Agreement.

         4. Except as hereby amended, the Agreement shall continue in full force and effect.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

EXECUTIVE:                              CONCORD CAMERA CORP.


/s/  Harlan I. Press                  By:   /s/ Ira B. Lampert
------------------------------              ----------------------------
Harlan I. Press                             Ira B. Lampert
                                            Chairman, Chief Executive Officer
                                            and President

Date:      2/27/03                    Date:            2/27/03
     ----------------------                 -----------------------------

                                                                       EXHIBIT B





                              CONCORD CAMERA CORP.



                                 CODE OF CONDUCT











            Incorporated by reference to the Company's quarterly report on Form 10-Q for the quarter ended March 29, 2003 which Code of Conduct, dated January 12, 2003 was filed as part of Exhibit 10.2.

                     AMENDMENT NO. 3 TO TERMS OF EMPLOYMENT
                                       OF
                                HARLAN I. PRESS
                                      WITH
                              CONCORD CAMERA CORP.

         AMENDMENT NO. 3, dated as of March 30, 2003, to Terms of Employment dated as of January 1, 2000, as previously amended (the "Agreement"), by and between CONCORD CAMERA CORP. (the "Company") and HARLAN I. PRESS (the "employee").

         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the Agreement is hereby amended as follows:

         1. Section 3 of the Agreement is hereby deleted and replaced in its entirety with the following:

         "3) TERM

             The term hereof shall commence effective as of January 1, 2003 and shall end on January 1, 2006, inclusive (the "Term"). Thereafter, the Term may be renewed or extended by mutual agreement of both parties in writing. The employment may be terminated by the Company in accordance with Section 12 below at any time during the Term."

         2. Section 5 of the Agreement is hereby deleted and replaced in its entirety with the following:

         "5) COMPENSATION

             Salary: $180,000 per annum effective as of January 1, 2003. The aforesaid salary amount is payable in accordance with the Company's normal payroll policies for executives and is to be reviewed on an annual basis.

             Auto allowance:  $500 per month."

         3. The second paragraph of Section 12 of the Agreement is hereby deleted and replaced in its entirety with the following:

         o "Concord may terminate the employee's employment at any time for any reason or without reason by giving the employee 30 days' written notice. The employee may terminate his employment after the end of the Term for any reason or without reason by giving Concord 30 days' written notice. In the event Concord elects to terminate pursuant to this provision, it may at its option request employee to remain in its employment during the 30 day period following delivery of notice of termination, provided that the Company shall continue to provide the employee with his normal and customary compensation and benefits as prescribed in Sections 5, 8 and
            11. Alternatively, Concord may require the employee to cease working at any time during the 30-day notice period. If: (i) Concord terminates the employee's employment without cause (as defined above in this Section) whether during the Term or at any time after the end of the Term; or (ii) the employee terminates his employment with Concord after the end of the Term (but not before), then the employee will be paid for a total of one (1) year (post-employment compensation), excluding any portion of the 30-day notice period for which the employee remained in the Company's employment, at the then effective compensation provided for in Section 5. The post-employment compensation related to the employee's salary and auto allowance shall be paid in installments (net of required withholding) in accordance with the Company's normal payroll schedule for executives. The Company's obligation to pay any such post-employment compensation is conditioned upon the employee's prior and continued compliance with the provisions of this Agreement including, but not limited to,
            Section 13 and Exhibit A."

         4. The last sentence of the first paragraph of Section 13 of the Agreement is hereby deleted and replaced in its entirety with the following:

            "The employee acknowledges that, if the Company terminates the employee's employment with cause (as defined in Section 12) or if the employee terminates his employment with the Company before the end of the Term (in breach of this Agreement), then the employee will not be entitled to receive the post-employment compensation described in Section 12 but the non-compete covenants will nevertheless remain in full force and effect."

         5. Unless otherwise provided herein, all capitalized terms shall have the meaning assigned to such terms in the Agreement.

         6. Except as otherwise provided in paragraph 2 above, the foregoing amendments are effective as of March 30, 2003. Except as hereby amended, the Agreement shall continue in full force and effect.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

EMPLOYEE:                             CONCORD CAMERA CORP.


/s/  Harlan I. Press                  By:        /s/ Ira B. Lampert
-----------------------------            --------------------------------------
Harlan I. Press                                     Ira B. Lampert
                                           Chairman, Chief Executive Officer
                                               and President

Date:       3/31/03                   Date:          April 1, 2003
     ----------------------                 -----------------------------------

                                      -2-